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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 10, 2002

                                CYBERCARE, INC.
                        -------------------------------

             (Exact name of registrant as specified in its charter)


             FLORDIA                   000-20356           65-0158479
    ----------------------------------------------------------------------------
       (State or other jurisdiction    (Commission         (IRS Employer
       of incorporation)               File Number)        Identification No.)


          2500 QUANTUM LAKE DRIVE, SUITIE 1000, BOYNTON BEACH, FL  33426
          -----------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code. 561-742-5000

                -----------------------------------------------
         (Former name or former address, if changed since last report.)


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Item  4.     Changes  in  Registrant's  Certifying  Accountant
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     On  December  10,  2002,  Ernst  &  Young  LLP  ("E&Y"),  the  independent accountants who were engaged as the principal accountants to audit the financial statements of CyberCare, Inc. (the "Registrant") and its subsidiaries, resigned as the Registrant's certifying accountants.

     E&Y's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for certain conditions with respect to the Registrant's recurring losses from operations, operating cash flow deficiencies and negative working capital, as set forth in E & Y's Independent Auditor's Report dated March 1, 2002, which raises substantial doubt about the Registrant's ability to continue as a going concern.

     The facts and circumstances that relate to E&Y's resignation, as far as they are known to the Registrant, are as follows: E&Y in a letter dated December 10, 2002, informed the Registrant that the client relationship between CyberCare, Inc. and Ernst & Young LLP has ceased.

     E & Y had concerns regarding the Registrant's financial condition and orally advised the Registrant that E & Y's decision to resign was based upon the lack of funding, overdue invoices and E & Y's perceived risk associated with liabilities that existed prior to March 2002. E & Y assured the Registrant that it is still has confidence in the Registrant's current management.

     During the two most recent fiscal years, and during the subsequent interim period preceding E & Y's resignation, there were no matters involving disagreements between E & Y and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which agreements, if not resolved to the satisfaction of E & Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     On December 16, 2002, the Registrant delivered a copy of this Report on Form 8-K to E&Y, and requested E&Y to furnish the Registrant with a letter addressed to Securities and Exchange Commission stating whether or not E&Y agrees with the statements made by the Registrant in response to this Item 4, and, if it does not agree, stating the respects in which E&Y does not agree. The response letter of E & Y is currently unavailable. The Registrant intends to file a Form 8-K/A, containing a copy of the response letter of E &Y, as an amendment to this Form 8-K.

     The Registrant and Eisner LLP ("Eisner") have orally agreed that the Registrant will engage Eisner as the Registrant's certifying accountants to audit the financial statements of the Registrant and its subsidiaries for its fiscal year ending December 31, 2002. During the Registrant's two most recent fiscal years and the interim period prior to its agreement to engage Eisner as the Registrant's principal accountants, neither the Registrant nor anyone on its behalf has consulted Eisner on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit that might be rendered on the Registrant's financial statements or (iii) any

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matter  that  was  either the subject of a disagreement or a reportable event as such  terms  are  defined  in  Item  304  of  Regulation  S-K.

     On December 16, 2002, the Registrant delivered a copy of this Report on Form 8-K to Eisner, and requested Eisner to furnish the Registrant with a letter addressed to Securities and Exchange Commission stating whether or not Eisner agrees with the statements made by the Registrant in response to this Item 4, and, if it does not agree, stating the respects in which Eisner does not agree. The response letter of Eisner is currently unavailable. The Registrant intends to file a Form 8-K/A, containing a copy of the response letter of Eisner, as an amendment to this Form 8-K.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CyberCare,  Inc.

                                     a  Florida  Corporation



Date:     December  16,  2002        By:  /s/ Joseph  R. Forte
                                          --------------------------------------
                                              Joseph R. Forte, President and CEO

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